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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005
                                                           ------------

                            CPI AEROSTRUCTURES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            New York                   1-11398               11-2520310
--------------------------------   ----------------    -----------------------
  (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)

     60 Heartland Blvd, Edgewood, New York                     11717
----------------------------------------------------   --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (631) 586-5200
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 -- EXECUTION OF A MATERIAL, NON-ORDINARY COURSE AGREEMENT

     On March 22, 2005, the Board of Directors of CPI Aerostructures, Inc.
("Company") approved an amendment to the Company's Performance Equity Plan 2000
("Plan") to increase the number of shares of common stock available for issuance under the Plan from 830,000 shares of common stock to 1,230,000 shares of common stock. On May 24, 2005, the shareholders of the Company approved the amendment to the Plan. A copy of the amendment to the Plan is included as Exhibit 10.6.1 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

     10.6.1    Amendment to the Performance Equity Plan 2000

                                       2

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 24, 2005                  CPI AEROSTRUCTURES, INC.

                                       By:       /s/ Edward J. Fred
                                             ---------------------------------
                                             Edward J. Fred
                                             Chief Executive Officer

                                       3